UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

ASPREVA PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-51169	98-0435540
(Commission File Number)	(IRS Employer Identification No.)

1203-4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (250) 744-2488

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Principal Officer

On May 2, 2007, Richard M. Glickman, Chief Executive Officer of Aspreva Pharmaceuticals Corporation, advised our Board of Directors of his intention to resign as our Chief Executive Officer for personal reasons and our Board of Directors immediately initiated the search for a successor. Mr. Glickman will continue to serve as our Chief Executive Officer throughout the transition to a new Chief Executive Officer, which is currently expected to be completed by the end of 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                     ASPREVA PHARMACEUTICALS CORPORATION

Dated: May 4, 2007
                                                                                                     By: /s/ Bruce G. Cousins
                                                                                                  Bruce G. Cousins
                                                                                                  Executive Vice President and Chief Financial Officer